EXHIBIT 10.1
                         BARRETT BUSINESS SERVICES, INC.
                            2003 STOCK INCENTIVE PLAN

                                   Article 1
                            ESTABLISHMENT AND PURPOSE

      1.1 ESTABLISHMENT. Barrett Business Services, Inc. ("Corporation"), hereby establishes the Barrett Business Services, Inc., 2003 Stock Incentive Plan (the "Plan"), effective as of March 1, 2003 (the "Effective Date"), subject to shareholder approval as provided in Article 18.

      1.2 PURPOSE. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, directors, and outside consultants of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees, directors, and consultants and Corporation's shareholders. The Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

      1.3 PRIOR PLANS. The Plan will be separate from the Barrett Business Services, Inc. 1993 Stock Incentive Plan and related Barrett Business Services, Inc. Stock Option Plan for California Residents (the "Prior Plans"). The adoption of the Plan will neither affect nor be affected by the continued existence of the Prior Plans except that:

            (a) After the effective date of the Plan, no further Awards will be granted under the Prior Plans; and

            (b) The number of Shares which may be made subject to Awards under the Plan will be adjusted from time to time pursuant to Section 4.2 to reflect cancellation, termination, or expiration of stock options previously granted under the Prior Plans.

                                    Article 2
                                   DEFINITIONS

      2.1 DEFINED TERMS. For purposes of the Plan, the following terms have the meanings set forth below:

            "ANNUAL DIRECTOR OPTIONS" means Options granted to Non-Employee Board Directors pursuant to Article 14 of the Plan.

            "AWARD" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

            "AWARD AGREEMENT" means an agreement as described in Section 6.4.

            "BOARD" means the Board of Directors of Corporation.

            "CALIFORNIA OPTION" means any Option granted to a California resident under the California Plan.

            "CALIFORNIA PLAN" means the Barrett Business Services, Inc. 2003 Stock Option Plan for California Residents, attached hereto as Exhibit A as it may be amended from time to time.

            "CALIFORNIA   SECURITIES   LAWS"  means  the  California   Corporate
      Securities Law of 1968, as amended, and rules and regulations adopted under such law.

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            "CODE"  means the Internal  Revenue Code of 1986,  as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

            "COMMITTEE" means the committee appointed by the Board to administer the Plan as provided in Article 3 of the Plan.

            "COMMON STOCK" means the $.01 par value Common Stock of Corporation.

            "CONSULTANT"  means any  consultant or adviser to  Corporation  or a
      Subsidiary  selected  by  the  Committee,   who  is  not  an  employee  of
      Corporation or a Subsidiary.

            "CONTINUING  RESTRICTION" means a Restriction  contained in Sections
      6.5(g),   6.5(i),  17.4,  17.5,  and  17.7  of  the  Plan  and  any  other
      Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

            "CORPORATION" means Barrett Business Services, Inc., a Maryland corporation, or any successor corporation.

            "DEFERRED COMPENSATION OPTION" means a Nonqualified Option granted in lieu of a specified amount of other compensation pursuant to Section
      7.8 of the Plan.

            "DISABILITY" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, will be construed to refer to successor provisions to such section or rule.

            "FAIR MARKET VALUE" means, on any given day, the fair market value per share of the Common Stock determined as follows:

            (a) If the Common Stock is traded on an established securities exchange, the mean between the reported high and low sale prices of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such day, on the next preceding day on which Common Stock was traded;

            (b) If trading activity in Common Stock is reported on The Nasdaq Stock Market, the mean between the reported high and low sale prices of Common Stock as reported for such day by Nasdaq or, if Common Stock trades were not reported on such day, on the next preceding day on which Common Stock trades were reported by Nasdaq;

            (c) If trading activity in Common Stock is reported on the OTC Bulletin Board, the mean between the bid price and asked price quote for such day as reported on the OTC Bulletin Board or, if there are no such quotes for Common Stock for such day, on the next preceding day for which bid and asked price quotes for Common Stock were reported on the OTC Bulletin Board; or

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            (d) If there is no market for Common Stock or if trading  activities for Common Stock are not reported in one of the manners described above, the fair market value will be as determined by the Committee.

            "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of
      Section 422 of the Code.

            "NON-EMPLOYEE BOARD DIRECTOR" means a member of the Board who is not an employee of Corporation or any Subsidiary.

            "NON-EMPLOYEE SUBSIDIARY DIRECTOR" means a member of the board of directors of a Subsidiary who is neither an employee of Corporation or a Subsidiary nor a member of the Board.

            "NONQUALIFIED OPTION" or "NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

            "OPTION" means an ISO, an NQO, a Deferred Compensation Option, or an Annual Director Option.

            "OTHER STOCK-BASED AWARD" means an Award as defined in Section 11.1.

            "PARTICIPANT" means an employee of Corporation or a Subsidiary, a Consultant, a Non-Employee Board Director, or a Non-Employee Subsidiary Director who is granted an Award under the Plan.

            "PERFORMANCE   AWARD"  means  an  Award  granted   pursuant  to  the
      provisions of Article 10 of the Plan, the Vesting of which is contingent on performance attainment.

            "PERFORMANCE CYCLE" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

            "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

            "PLAN" means this Barrett Business Services, Inc., 2003 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

            "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

            "RESTRICTED AWARD" means a Restricted Share or a Restricted Unit granted pursuant to Article 9 of the Plan.

            "RESTRICTED SHARE" means an Award described in Section 9.1(a) of the Plan.

            "RESTRICTED UNIT" means an Award of units representing Shares described in Section 9.1(b) of the Plan.

            "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

            "RETIREMENT" means:

            (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the Plan;

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            (b)  For  Participants  who  are  Non-Employee  Board  Directors  or
      Non-Employee Subsidiary Directors, retirement from the applicable board of directors after attaining the maximum age (if any) specified in the articles of incorporation or bylaws of the applicable corporation; or

            (c) For Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Committee for purposes of an Award to such Consultant.

            However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

            "SHARE" means a share of Common Stock.

            "STOCK APPRECIATION RIGHT" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of
      Article 8 of the Plan. "Subsidiary" means a "subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

            "VEST," "VESTING," or "VESTED" means:

            (a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

            (b) In the case of an Award that is subject to forfeiture,  to be or
      to  become   nonforfeitable,   freely   transferable,   and  free  of  all
      Restrictions (other than Continuing Restrictions);

            (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

            (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

      2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan also includes the opposite gender; and the definition of any term in Section 2.1 in the singular also includes the plural, and vice versa.

                                   Article 3
                                 ADMINISTRATION

      3.1 General. The Plan will be administered by a Committee composed as described in Section 3.2

      3.2 Composition of the Committee. The Committee will be appointed by the Board and will consist of not less than a sufficient number of Non-Employee Board Directors so as to qualify the Committee to administer the Plan as contemplated by Section 162(m)(4)(C) of the Code and Rule 16b-3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, will be filled by the Board. In the event that the Committee ceases to satisfy the requirements of Section 162(m)(4)(C) or Rule 16b-3, the Board will reconstitute the Committee as necessary to satisfy such requirements.

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      3.3 Authority of the Committee. The Committee has full power and authority
(subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

            (a) Construe and interpret the Plan and any Award Agreement;

            (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

            (c) Select the employees, Non-Employee Board Directors, Non-Employee Subsidiary Directors, and Consultants who will be granted Awards;

            (d) Determine the number and types of Awards to be granted to each such Participant;

            (e) Determine the number of Shares, or Share equivalents, to be subject to each Award;

            (f) Determine the option price, purchase price, base price, or similar feature for any Award; and

            (g) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

      Decisions of the Committee, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

      3.4 ACTION BY THE COMMITTEE. A majority of the members of the Committee will constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by all of the members of the Committee, will be the valid acts of the Committee.

      3.5 DELEGATION. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

      3.6 LIABILITY OF COMMITTEE MEMBERS. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

      3.7 COSTS OF PLAN. The costs and expenses of administering the Plan will be borne by Corporation.

                                   Article 4
               DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

      4.1 DURATION OF THE PLAN. The Plan is effective March 1, 2003, subject to approval by Corporation's shareholders as provided in Article 18. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

      4.2 SHARES SUBJECT TO THE PLAN. The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan. Subject to adjustment pursuant to Article 15, the maximum number of Shares for which Awards may be granted under the Plan is 400,000, of which 100,000 Shares are reserved for issuance to California residents pursuant to the California Plan. If an Award under the Plan (or any option previously granted under the Prior Plans) is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be added back into the number of Shares available for future Awards under the Plan or the


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California Plan, as the case may be. In addition, the Committee may from time to time in its discretion transfer shares from the California Plan to the Plan.

      4.3 GRANTS TO CALIFORNIA RESIDENTS. So long as (a) the Awards and the Shares subject to Awards must be registered under the California Securities Laws; and (b) the California Securities Laws continue to impose substantive requirements on stock plans comparable to those found under Section 25102(o) and related regulations of the California Securities Laws, no Awards may be made to a Participant who resides in the state of California except pursuant to the California Plan.

                                    Article 5
                                   ELIGIBILITY

      5.1 EMPLOYEES, CONSULTANTS, AND NON-EMPLOYEE SUBSIDIARY DIRECTORS. Officers and other key employees of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary), Consultants, and Non-Employee Subsidiary Directors who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation are eligible to receive Awards under the Plan.

      5.2 NON-EMPLOYEE BOARD DIRECTORS. All Non-Employee Board Directors are eligible to receive Annual Director Options pursuant to Article 14 of the Plan and such other Awards, if any, as the Committee determines from time to time.

Article 6
                                     AWARDS

      6.1 Types of Awards. The types of Awards that may be granted under the Plan are:

            (a) Options governed by Article 7 of the Plan;

            (b) Stock Appreciation Rights governed by Article 8 of the Plan;

            (c) Restricted Awards governed by Article 9 of the Plan;

            (d) Performance Awards governed by Article 10 of the Plan;

            (e) Other  Stock-Based  Awards or  combination  awards  governed  by
      Article 11 of the Plan; and

            (f) Annual Director Options governed by Article 14 of the Plan.

In the discretion of the Committee, any Award (other than an Annual Director Option) may be granted alone, in addition to, or in tandem with other Awards under the Plan.

      6.2 GENERAL. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, deems appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

      6.3 NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan or under one or more Award Agreements, including, without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.


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      6.4 AWARD  AGREEMENTS.  Each Award will be  evidenced  by a written  Award
Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

      6.5 PROVISIONS GOVERNING ALL AWARDS. All Awards are subject to the following provisions:

            (a) ALTERNATIVE AWARDS. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award will automatically cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

            (b) RIGHTS AS SHAREHOLDERS. No Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

            (c) EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the granting of any Award confers on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a Consultant to Corporation or any Subsidiary, as the case may be, nor does it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason, with or without cause.

            (d) RESTRICTION ON TRANSFER. Unless otherwise expressly provided in an individual Award Agreement, each Award (other than Restricted Shares after they Vest) will not be transferable other than by will or the laws of descent and distribution and will be exercisable (if exercise is required), during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the
      Participant's guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement that the Award:

                        o May be freely transferred;

                        o May be freely  transferred  to a class of  transferees
            specified in the Award Agreement; or

                        o May be transferred,  but only subject to any terms and
            conditions specified in the Award Agreement (including, without limitation, a condition that an Award may only be transferred without payment of consideration).

      Furthermore, notwithstanding the foregoing, any Award may be surrendered to Corporation pursuant to Section 6.5(h) in connection with the payment of the purchase or option price of another Award or the payment of the Participant's federal, state, or local tax withholding obligation with respect to the exercise or payment of another Award.

            (e) Termination of Employment. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant will be determined by the Committee and specified in the applicable Award Agreement.

            (f) Change in Control. The Committee, in its discretion, may provide in any Award Agreement that:

                  (i) In the event of a change in control of Corporation (as the
            Committee may define such term in the Award Agreement), each outstanding Award will become immediately Vested to the full extent not previously Vested. Any such acceleration of Award Vesting must comply with applicable regulatory requirements and any Participant will be entitled to decline the accelerated Vesting of all or any portion of his or her Award, if he or she determines that such acceleration may result in adverse tax consequences to him or her; and


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                  (ii) In the event the  Board  approves  a  proposal  for:  (i)
            merger, exchange or consolidation in which Corporation is not the resulting or surviving corporation (or in which Corporation is the resulting or surviving corporation but becomes a subsidiary of another corporation); (ii) transfer of all or substantially all the assets of Corporation; (iii) sale of 30 percent or more of the combined voting power of Corporation's voting securities; or (iv)
            the   dissolution   or   liquidation   of   Corporation   (each,   a
            "Transaction"), the Committee will notify Participants in writing of the proposed Transaction (the "Proposal Notice") at least 30 days prior to the effective date of the proposed Transaction. The Committee may, in its sole discretion, and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding Awards under the Plan:

                        (A) The  Committee may provide that  outstanding  Awards
                  will be converted into or replaced by Awards of a similar type in the stock of the surviving or acquiring corporation in the Transaction. The amount and type of securities subject to and the exercise price (if applicable) of the replacement or converted Awards will be determined by the Committee based on the exchange ratio, if any, used in determining shares of the surviving corporation to be issued to holders of Shares of Corporation. If there is no exchange ratio in the Transaction, the Committee will, in making its determination, take into account the relative values of the companies involved in the Transaction and such other factors as the Committee deems relevant. Such replacement or converted Awards will continue to Vest over the period (and at the same rate) as the Awards which the replacement or converted Awards replaced, unless determined otherwise by the Committee;

                        (B) The  Committee  may provide a 30-day period prior to
                  the consummation of the Transaction during which all outstanding Awards will tentatively become fully Vested, and upon consummation of such Transaction, all outstanding and unexercised Awards will immediately terminate. If the Committee elects to provide such 30-day period for the exercise of Awards, the Proposal Notice must so state. Participants, by written notice to Corporation, may exercise their Awards and, in so exercising the Awards, may condition such exercise upon, and provide that such exercise will become effective immediately prior to, the consummation of the Transaction, in which event Participants need not make payment for any Common Stock to be purchased upon exercise of an Award until five days after written notice by Corporation to the Participants that the Transaction has been consummated (the "Transaction Notice"). If the Transaction is consummated, each Award, to the extent not previously exercised prior to the consummation of the Transaction, will terminate and cease being exercisable as of the effective date of such consummation. If the Transaction is abandoned, (1) all outstanding Awards not exercised will continue to be Vested and exercisable, to the extent such Awards were Vested and exercisable prior to the date of the Proposal Notice, and (2) to the extent that any Awards not exercised prior to such abandonment have become Vested and exercisable solely by operation of this Section 6.5(f)(ii), such Vesting and exercisability will be deemed annulled, and the Vesting and exercisability provisions otherwise in effect will be reinstituted, as of the date of such abandonment; or

                        (C) The  Committee may provide that  outstanding  Awards
                  that are not fully Vested will become fully Vested subject to Corporation's right to pay each Participant a cash amount (determined by the Committee and based on the amount, if any, being received by Corporation's shareholders in the Transaction) in exchange for cancellation of the applicable Award.

            Unless the Committee specifically provides otherwise in the change in control provision for a specific Award Agreement, Awards will become Vested as of a change in control date only if, or to


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      the extent, such acceleration in the Vesting of the Awards does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the Code. The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

            (g) Conditioning or Accelerating Benefits. The Committee, in its discretion, may include in any Award Agreement a provision conditioning or accelerating the Vesting of an Award or the receipt of benefits pursuant to an Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including without limitation, a change in control of Corporation (subject to the foregoing paragraph (f)), a sale of all or substantially all of the property and assets of Corporation, or an event of the type described in Article 15 of this Plan.

            (h) Payment of Purchase Price and Withholding. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the purchase or option price, if any, for the Shares or other property issuable pursuant to the Award, or the Participant's federal, state, or local tax withholding obligation with respect to such issuance in whole or in part by any one or more of the following methods; provided, however, that the availability of any one or more methods of payment may be suspended from time to time if the Committee determines that the use of such payment method would result in adverse financial accounting treatment for Corporation:

                  (i)  By   delivering   previously   owned  Shares   (including
            Restricted Shares, whether or not Vested);

                  (ii) By surrendering other outstanding Vested Awards under the
            Plan denominated in Shares or in Share equivalent units;

                  (iii) By  reducing  the  number of  Shares  or other  property otherwise Vested and issuable pursuant to the Award;

                  (iv) Unless specifically  prohibited by any applicable statute or rule, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002, by delivering to Corporation a promissory note payable on such terms and over such period as the Committee may determine;

                  (v) By delivery (in a form  approved by the  Committee)  of an irrevocable direction to a securities broker acceptable to the Committee (subject to the provisions of the Sarbanes-Oxley Act of 2002 and any other applicable statute or rule):

                        (A) To sell  Shares  subject to the Award and to deliver
                  all or a part of the sales proceeds to Corporation in payment of all or a part of the option or purchase price and taxes or withholding taxes attributable to the issuance; or

                        (B) To pledge Shares  subject to the Award to the broker
                  as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option or purchase price and taxes or withholding taxes attributable to the issuance; or

                  (vi) In any  combination of the foregoing or in any other form approved by the Committee.

            If Restricted Shares are surrendered in full or partial payment of the purchase or option price of Shares issuable under an Award, a corresponding number of the Shares issued upon exercise of the Award will be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares. Shares withheld or surrendered as described above will be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a

      Reporting Person will be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

                  (i) Reporting  Persons.  With respect to all Awards granted to
            Reporting Persons:

                        (i) Awards  requiring  exercise will not be  exercisable
                  until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

                        (ii) Shares  issued  pursuant to any other Award may not
                  be sold by the Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant; provided, however, that (unless an Award Agreement provides otherwise) the limitation of this Section 6.5(i) will apply only if or to the extent required by Rule 16b-3 under the Exchange Act. Award Agreements for Awards to Reporting Persons must also comply with any future restrictions imposed by such Rule 16b-3.

                  (j) Service Periods. At the time of granting Awards, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

                                    Article 7
                                     OPTIONS

      7.1 TYPES OF OPTIONS. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options (including Deferred Compensation Options and Annual Director Options). The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

      7.2 GENERAL. All Options will be subject to the terms and conditions set forth in Article 6 and this Article 7 and Award Agreements governing Options may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable; provided, however, that California Options will be governed by the California Plan.

      7.3 OPTION PRICE. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which may not be less than:

            (a) $.01 per share in the case of a Deferred Compensation Option;

            (b) 75 percent of the Fair Market Value of a Share on the date of grant for all other Nonqualified Options (except Annual Director Options); or

            (c) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options.

      7.4 OPTION TERM. The Award Agreement for each Option will specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

      7.5 TIME OF EXERCISE. The Award Agreement for each Option will specify, as determined by the Committee:

            (a) The time or times when the Option becomes exercisable and whether the Option becomes exercisable in full or in graduated amounts based on: (i) continuation of employment over a period specified in the Award Agreement, (ii) satisfaction of performance goals or criteria specified in the Award Agreement, or (iii) a combination of continuation of employment and satisfaction of performance goals or criteria;

            (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as determined by the Committee; and

            (c) The extent, if any, to which the Option will remain exercisable after the Participant ceases to be an employee, Consultant, or director of Corporation or a Subsidiary.

An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable may be accelerated or otherwise modified (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation. The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding Option becomes exercisable.

      7.6 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under the Plan after ten years following the date specified in Section 4.1, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

      7.7 RESTRICTED SHARES. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement for the Option.

      7.8 DEFERRED COMPENSATION OPTIONS. The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral to future dates of compensation otherwise payable to a Participant. The option price will be determined by the Committee subject to Section 7.3(a)of the Plan. The number of Shares subject to a Deferred Compensation Option will be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts payable under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee may grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

      7.9 RELOAD OPTIONS. The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant will automatically be granted (subject to the available pool of Shares subject to grants of Awards as specified in Section 4.2 of the Plan) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee determines, including, without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

      7.10 LIMITATION ON NUMBER OF SHARES SUBJECT TO OPTIONS. In no event may Options for more than 200,000 Shares be granted to any individual under the Plan during any calendar year.

                                    Article 8
                            STOCK APPRECIATION RIGHTS

      8.1 GENERAL. Stock Appreciation Rights are subject to the terms and conditions set forth in Article 6 and this Article 8 and Award Agreements governing Stock Appreciation Rights may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee deems desirable.

      8.2 NATURE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee determines at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR is being exercised. The base price will be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee determines.

      8.3 EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SARs will be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

      8.4 FORM OF PAYMENT. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares, by issuance of a Deferred Compensation Option, or in any combination of the foregoing, or in any other form as the Committee may determine.

      8.5 LIMITATION ON NUMBER OF STOCK APPRECIATION RIGHTS. In no event may more than 200,000 Stock Appreciation Rights be granted to any individual under the Plan during any calendar year.

                                   Article 9
                                RESTRICTED AWARDS

      9.1 TYPES OF RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

            (a) RESTRICTED SHARES. A Restricted Share is an Award of Shares transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share will be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and will execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power will be held in custody by Corporation until the Restrictions have lapsed.

            (b) RESTRICTED UNITS. A Restricted Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

      9.2 GENERAL.  Restricted Awards are subject to the terms and conditions of
Article 6 and this Article 9 and Award Agreements governing Restricted Awards may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

      9.3 RESTRICTION PERIOD. Award Agreements for Restricted Awards will provide that Restricted Awards, and the Shares subject to Restricted Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant must remain in the employment (or remain as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the grant date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant will be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards will usually Vest based on continued employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) and Performance Awards under Article 10 will usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance Goals as well as continued employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant). In such case, the Restriction Period for such a Restricted Award must include the period prior to satisfaction of the Performance Goals.

      9.4 FORFEITURE. If a Participant ceases to be an employee (or Consultant, Non-Employee Board Director, or Non-Employee Subsidiary Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

      9.5 SETTLEMENT OF RESTRICTED AWARDS.

            (a) RESTRICTED SHARES. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed, the Participant's stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in cash, in installments, or by issuance of a Deferred Compensation Option equal to the Fair Market Value of the Restricted Shares as of the date the Restrictions lapse.

            (b) RESTRICTED UNITS. Upon Vesting of a Restricted Unit Award, a Participant is entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit will be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, by issuance of a Deferred Compensation Option, or in any other manner or combination of such methods as the Committee, in its sole discretion, determines.

      9.6 RIGHTS AS A SHAREHOLDER. A Participant has, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares will be treated as additional Shares covered by the grant of Restricted Shares and will be subject to the same Restrictions.

                                   Article 10
                               PERFORMANCE AWARDS

      10.1 GENERAL. Performance Awards are subject to the terms and conditions set forth in Article 6 and this Article 10 and Award Agreements governing Performance Awards may contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

      10.2 NATURE OF PERFORMANCE AWARDS. A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion thereof in the event specified performance criteria are not met within a designated period of time.

      10.3 PERFORMANCE CYCLES. For each Performance Award, the Committee will designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

      10.4 PERFORMANCE GOALS. The Committee will establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (i) performance criteria for Corporation, a Subsidiary, or an operating group, (ii) a Participant's individual performance, or (iii) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

      10.5 DETERMINATION OF AWARDS. As soon as practicable after the end of a Performance Cycle, the Committee will determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

      10.6 TIMING AND FORM OF PAYMENT. Settlement of earned Performance Awards will be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under Section 10.5, in the form of cash, installments, Shares, Deferred Compensation Options, or any combination of the foregoing or in any other form as the Committee determines.

                                   ARTICLE 11
                    OTHER STOCK-BASED AND COMBINATION AWARDS

      11.1 OTHER STOCK-BASED AWARDS. The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Other Stock-Based Awards are not restricted to any specific form or structure and may include, without limitation, Share purchase warrants, other rights to acquire Shares, and securities convertible into or redeemable for Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

      11.2 COMBINATION AWARDS. The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section will reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

      The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out, or Vesting of an Award made under the Plan. If any such election is permitted, the Committee will establish rules and procedures for such payment deferrals, including, but not limited to:
(a) payment or crediting of reasonable interest or other growth or earnings factor on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or (c) granting of Deferred Compensation Options.


                                   ARTICLE 13
                              DIVIDEND EQUIVALENTS

      Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee will establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

                                   ARTICLE 14
                             Annual DIRECTOR Options

      14.1 GENERAL. All Non-Employee Board Directors will receive Annual Director Options pursuant to this Article 14.

      14.2 ELIGIBILITY.  The persons eligible to receive Awards pursuant to this
Article 14 are all Non-Employee Board Directors of Corporation.

      14.3 DEFINITIONS. For purposes of this Article 14, "Annual Meeting Date" means the date of Corporation's regular annual meeting of shareholders.

      14.4 ANNUAL DIRECTOR OPTIONS.

            (a) GRANT OF ANNUAL DIRECTOR OPTIONS. As of each Annual Meeting Date, each Non-Employee Board Director whose term begins on or continues after that Annual Meeting Date will be granted automatically an Annual Director Option to purchase 1,000 Shares.

            (b) OPTION PRICE. The option exercise price for each Annual Director Option will be equal to the Fair Market Value of a Share as of the Annual Meeting Date.

            (c) TERMS OF ANNUAL DIRECTOR OPTIONS. Each Annual Director Option will have the terms and conditions specified in the form of Award Agreement attached to this Plan as Exhibit B; provided, however, that if such Option is a California Option, it will be issued pursuant to the California Plan.

                                   ARTICLE 15
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

      15.1 PLAN DOES NOT RESTRICT CORPORATION. The existence of the Plan and the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting

Corporation's   capital  stock  or  the  rights  thereof,   the  dissolution  or
liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

      15.2 ADJUSTMENTS BY THE COMMITTEE. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of, any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

                                   ARTICLE 16
                            AMENDMENT AND TERMINATION

      The Board may amend, suspend, or terminate the Plan or any portion of the Plan at any time, provided that no amendment may be made without shareholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange or registered securities association.

                                   ARTICLE 17
                                  MISCELLANEOUS

      17.1 TAX WITHHOLDING. Corporation has the right to deduct from any settlement of any Award under the Plan, including the delivery or Vesting of Shares or Awards, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan has the obligation to make arrangements satisfactory to Corporation for the satisfaction of any such tax withholding obligations. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

      17.2 UNFUNDED PLAN. The Plan will be unfunded and Corporation will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation will be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

      17.3 PAYMENTS TO TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

      17.4 ANNULMENT OF AWARDS. Any Award Agreement may provide that the grant of an Award payable in cash is revocable until cash is paid in settlement thereof or that grant of an Award payable in Shares is revocable until the Participant becomes entitled to the certificate in settlement thereof. In the event the employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) of a Participant is terminated for cause (as defined below), any Award which is revocable will be annulled as of the date of such termination for cause. For the purpose of this Section 17.4, the term "for cause" has the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

      17.5 ENGAGING IN COMPETITION WITH CORPORATION. Any Award Agreement may provide that, if a Participant terminates employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) with Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) with Corporation.

      17.6 OTHER CORPORATION BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan are not to be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

      17.7 SECURITIES LAW RESTRICTIONS. No Shares may be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or registered securities association upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      17.8 GOVERNING LAW. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Maryland.

                                   ARTICLE 18
                              SHAREHOLDER APPROVAL

      The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by Corporation's shareholders holding a majority of Corporation's outstanding Shares.

                                                                       Exhibit A
                         BARRETT BUSINESS SERVICES, INC.
                             2003 STOCK OPTION PLAN
                            For California Residents


                                   ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

      Barrett Business Services, Inc. ("Corporation") hereby establishes this 2003 Stock Option Plan for California residents (the "California Plan"). The purpose of the California Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, directors, and outside consultants of Corporation and its subsidiaries who reside in the state of California. It is also intended to strengthen the mutuality of interests between such employees, directors, and consultants and Corporation's shareholders. The California Plan is designed to serve these purposes by offering stock options, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation. In addition to the foregoing, the California Plan is designed to comply with regulations under California law applicable to the grant of stock options.

      All options under the California Plan will be governed by the terms and conditions of this plan and a written Award Agreement containing such additional terms and conditions as are deemed desirable by the Committee and are not inconsistent with the terms of the California Plan.

                                    ARTICLE 2
                                   DEFINITIONS

            2.1 Defined Terms. For purposes of the California Plan, the following terms have the meanings set forth below:

            "ANNUAL DIRECTOR OPTIONS" means Options granted to Non-Employee Board Directors pursuant to Article 6 of the California Plan.

            "AWARD AGREEMENT" means an agreement as described in Section 6.4.

            "BOARD" means the Board of Directors of Corporation.

            "CALIFORNIA OPTION" means any Option granted to a California resident.

            "CALIFORNIA PLAN" means this Barrett Business Services, Inc. 2003 Stock Option Plan For California Residents, as set forth herein and as it may be amended from time to time.

            "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

            "COMMITTEE" means the committee appointed by the Board to administer the California Plan as provided in Article 3.

            "COMMON STOCK" means the $.01 par value common stock of Corporation.

            "CONSULTANT" means any consultant or adviser to Corporation or a Subsidiary selected by the Committee, who is not an employee of Corporation or a Subsidiary.

            "DISABILITY" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, will be construed to refer to successor provisions to such section or rule.

            "FAIR MARKET VALUE" means, on any given day, the fair market value per share of the Common Stock determined as follows:

            (a) If the Common Stock is traded on an established securities exchange, the mean between the reported high and low sale prices of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such day, on the next preceding day on which Common Stock was traded;

            (b) If trading activity in Common Stock is reported on The Nasdaq Stock Market, the mean between the reported high and low sale prices of Common Stock as reported for such day by Nasdaq or, if Common Stock trades were not reported on such day, on the next preceding day on which Common Stock trades were reported by Nasdaq;

            (c) If trading activity in Common Stock is reported on the OTC Bulletin Board, the mean between the bid price and asked price quote for such day as reported on the OTC Bulletin Board or, if there are no such quotes for Common Stock for such day, on the next preceding day for which bid and asked price quotes for Common Stock were reported on the OTC Bulletin Board; or

            (d) If there is no market for Common Stock or if trading activities for Common Stock are not reported in one of the manners described above, the fair market value will be as determined by the Committee.

            "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the California Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

            "NON-EMPLOYEE DIRECTOR" means a member of the Board or the board of directors of a Subsidiary who is not an employee of either Corporation or a Subsidiary.

            "NON-EMPLOYEE BOARD DIRECTOR" means a Non-Employee Director who is a member of the Board.

            "NON-EMPLOYEE SUBSIDIARY DIRECTOR" means a Non-Employee Director who is a member of the board of directors of a Subsidiary and who is not also a member of the Board.

            "NONQUALIFIED OPTION" or "NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the California Plan that is not an Incentive Stock Option.

            "OPTION" means an ISO, an NQO, a Deferred Compensation Option, or an Annual Director Option.

            "PARTICIPANT" means an employee or a Consultant of Corporation or a Subsidiary or a Non-Employee Director, who is granted an Option under the California Plan.

            "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

            "RETIREMENT" means:

            (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the California Plan;

            (b) For Participants who are Non-Employee Directors, retirement from the applicable board of directors after attaining the maximum age (if any) specified in the articles of incorporation or bylaws of the applicable corporation; or

            (c) For Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Committee in the Award Agreement for an Option to such Consultant.

            However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Option grants.

            "SHARE" means a share of Common Stock.

            "SUBSIDIARY" means a "subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

            "VEST," "VESTING" or "VESTED" means to be or to become immediately and fully exercisable.

            2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine or feminine terminology used in the California Plan also includes the opposite gender; and the definition of any term in Section 2.1 in the singular also includes the plural, and vice versa.

                                   ARTICLE 3
                             ADMINISTRATIVE MATTERS

            3.1 GENERAL. The California Plan will be administered by a Committee composed as described in Section 3.2.

            3.2 COMPOSITION OF THE COMMITTEE. The Committee will be appointed by the Board and will consist of not less than a sufficient number of Non-Employee Directors so as to qualify the Committee to administer the California Plan as contemplated by Section 162(m)(4)(C) of the Code and Rule 16b-3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, will be filled by the Board. In the event that the Committee ceases to satisfy the requirements of Section 162(m)(4)(C) or Rule 16b-3, the Board will reconstitute the Committee as necessary to satisfy such requirements.

            3.3 AUTHORITY OF THE COMMITTEE. The Committee has full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the California Plan in its sole discretion, including the authority to:

            (a) Construe and interpret the California Plan and any Award Agreement;

            (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the California Plan;

            (c) Select the employees, Non-Employee Directors, and Consultants who will be granted Options;

            (d) Determine the number of Shares to be subject to each Option and the exercise price; and

            (e) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the California Plan.

            Decisions  of the  Committee,  or any  delegate as  permitted by the
      California   Plan,  will  be  final,   conclusive,   and  binding  on  all
      Participants.

            3.4 ACTION BY THE COMMITTEE. A majority of the members of the Committee constitutes a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by all of the members of the Committee, will be the valid acts of the Committee. 3.5 Delegation. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, amounts, and terms of Options granted to Participants who are not Reporting Persons.

            3.6 LIABILITY OF COMMITTEE MEMBERS. No member of the Committee will be liable for any action or determination made in good faith with respect to the California Plan, any Option grant, or any Participant.

            3.7  COSTS  OF   CALIFORNIA   PLAN.   The  costs  and   expenses  of
administering the California Plan will be borne by Corporation.

            3.8 DURATION OF THE CALIFORNIA PLAN. The California Plan will remain in effect until the earlier of (i) the date Options have been granted covering all the available Shares under the California Plan, (ii) the date which is ten years from the date the plan is adopted or the date the plan is approved by security holders, whichever is earlier, or (iii) the date the plan is otherwise terminated by the Board. Termination of the California Plan will not affect outstanding Options.

            3.9 SHARES SUBJECT TO THE CALIFORNIA PLAN. The shares which may be made subject to Options under the California Plan will be Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares will be issued under the California Plan. Subject to adjustment pursuant to Section 8.8, the maximum number of Shares for which Options may be granted under the California Plan is 100,000. If Options under the California Plan are canceled or expire for any reason prior to having been fully exercised by a Participant or are settled in cash in lieu of Shares, all Shares covered by such Options will be made available for future Options under the California Plan. Notwithstanding the foregoing, at no time will the total number of Shares issuable upon exercise of all outstanding Options granted under this California Plan or Corporation's 2003 Stock Incentive Plan, together with the total number of Shares granted under any other stock option, stock incentive, stock bonus or similar plan or agreement of Corporation, exceed 30 percent of the then outstanding Shares of Corporation.

            3.10 INFORMATION TO EMPLOYEES. Each recipient of an Option will receive a copy of annual financial statements of Corporation within 90 days of the close of the Corporation's fiscal year unless such Participant's duties with Corporation assure that he or she has access to such information or equivalent information.

                                    ARTICLE 4
                                   ELIGIBILITY

            4.1 EMPLOYEES, CONSULTANTS, AND NON-EMPLOYEE SUBSIDIARY DIRECTORS. Officers and other key employees of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary), Consultants, and Non-Employee Subsidiary Directors who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation are eligible to receive Options under the California Plan.

            4.2 NON-EMPLOYEE BOARD DIRECTORS. All Non-Employee Board Directors are eligible to receive Annual Director Options pursuant to Article 6 of the California Plan and such other Options, if any, as the Committee determines from time to time.

                                    ARTICLE 5
                                     OPTIONS

            5.1 OPTIONS. Options granted under the California Plan may be in the form of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the California Plan meeting the requirements of such forms of options, provided such Options are otherwise in accordance with California law.

            5.2 GENERAL. Options will be subject to the terms and conditions set forth in this Article 4 and Article 5 and Award Agreements governing Options may contain such additional terms and conditions, not inconsistent with the express provisions of the California Plan, as the Committee deems desirable.

            5.3 OPTION PRICE. Each Award Agreement for a California Option will provide for an option exercise price per Share purchasable under the Option, which will not be less than: (a) 85 percent of the Fair Market Value of a Share on the date of grant for all Nonqualified Options, or (b) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options or Annual Director Options; provided, however, that the price will be not less than 110 percent of the Fair Market Value of a Share if the Option is granted to a person who owns Shares possessing more than 10 percent of the total combined voting power of all classes of stock of Corporation.

            5.4 OPTION TERM. The Award Agreement for each California Option will specify, as determined by the Committee, the term of the Option and the period within which the option must be exercised, which may not exceed 120 months.

            5.5 TIME OF EXERCISE. The Award Agreement for each California Option will specify, as determined by the Committee:

            (a) The time or times when the Option will become exercisable and whether the Option will become exercisable in full or in graduated amounts based on continuation of employment over a period specified in the Award Agreement; provided, however, that if an Option is granted to an employee who is not an officer or director of Corporation, that option must vest at a rate of at least 20 percent per year over five years from the date the Option is granted;

            (b) Such other terms, conditions, and restrictions as to when an Option may be exercised consistent with the foregoing; and

            (c) The extent to which the Option will remain exercisable after a Participant ceases to be an employee, Consultant, or director of Corporation or a Subsidiary, provided that if a Participant is terminated other than for cause (as defined by applicable law, an employment contract, or the Award Agreement), the Option will remain exercisable (to the extent such Option is exercisable on the date of termination) after the Participant ceases to be an employee, Consultant, or director of Corporation or a Subsidiary for a period of: (1) at least six months from the date of termination if termination was caused by death or Disability, or (2) at least 30 days from the date of termination if termination was caused by other than death or Disability.

            The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding California Option becomes exercisable.

            5.6 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. In the case of a California Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under this California Plan after ten years following the adoption of this California Plan.

            5.7 RELOAD OPTIONS. The Committee, in its discretion, may provide in an Award Agreement for a California Option that, in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant will automatically be granted (subject to the available pool of Shares subject to grants of California Options) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of Shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee determines (and as are consistent with the terms of this California Plan), including, without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

            5.8 LIMITATION ON NUMBER OF SHARES SUBJECT TO OPTIONS. In no event may Options for more than 25,000 Shares be granted to any individual under the California Plan during any calendar year.

                                   ARTICLE 6
                             ANNUAL DIRECTOR OPTIONS

            6.1 GENERAL.  Annual  Director  Options  will be granted  under this
Article 6.

            6.2 ELIGIBILITY. The persons eligible to receive Annual Director Options pursuant to this Article 6 are all Non-Employee Board Directors of Corporation who reside in California.

            6.3 DEFINITIONS. For purposes of this Article 6, "Annual Meeting Date" means the date of Corporation's regular annual meeting of shareholders.

            6.4 Annual Director Options.

            (a) Grant of Annual Director Options. As of each Annual Meeting Date, each Non-Employee Board Director whose term begins on or continues after that Annual Meeting Date will be granted automatically an Annual Director Option to purchase 1,000 Shares.

            (b) Option Price. The option exercise price for each Annual Director Option will be equal to the Fair Market Value of a Share as of the Annual Meeting Date.

            (c) Terms of Annual Director Options. Except as otherwise specifically provided in this Article 6, each Annual Director Option will be subject to the same terms and conditions as other Options granted under the California Plan.

                                   ARTICLE 7
                              ADDITIONAL PROVISIONS

            7.1 NONUNIFORM DETERMINATIONS. The Committee's determinations under the California Plan or under one or more Award Agreements, including, without limitation, (a) the selection of Participants, (b) the type, form, amount, and timing of grants, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise, need not be uniform and may be made by the Committee selectively among Participants, whether or not Participants are similarly situated.

            7.2 AWARD AGREEMENTS. Each Option will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the California Plan, contain any provision approved by the Committee.

            7.3 PROVISIONS GOVERNING ALL GRANTS. All grants will be subject to the following provisions:

            (a) RIGHTS AS SHAREHOLDERS. No Participant will have any rights of a shareholder with respect to Shares subject to an Option until such Shares are issued in the name of the Participant.

            (b) EMPLOYMENT RIGHTS. Neither the adoption of the California Plan nor the granting of any Option will confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a Consultant to Corporation or any Subsidiary, as the case may be, nor will it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason, with or without cause.

            (c) RESTRICTION ON TRANSFER. Unless otherwise expressly provided in an individual Award Agreement, each Option will not be transferable other than by will or the laws of descent and distribution and will be exercisable, during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative. Notwithstanding the foregoing, any Option may be surrendered to Corporation pursuant to
      Section 7.36.5(g) in connection with the payment of the purchase or option price of another Option or the payment of the Participant's federal, state, or local tax withholding obligation with respect to the exercise or payment of another Option.

            (d) Change in Control. The Committee, in its discretion, may provide in any Award Agreement that:

                (i) In the event of a change in control of  Corporation  (as the
            Committee may define such term in the Award Agreement), each outstanding Option will become immediately Vested to the full extent not previously Vested. Any such acceleration of Option Vesting must comply with applicable regulatory requirements and any Participant will be entitled to decline the accelerated Vesting of all or any of his or her Options, if he or she determines that such acceleration may result in adverse tax consequences to him or her; and

                (ii) In the event the Board approves a proposal for: (i) merger, exchange or consolidation in which Corporation is not the resulting or surviving corporation (or in which Corporation is the resulting or surviving corporation but becomes a subsidiary of another corporation); (ii) transfer of all or substantially all the assets of Corporation; (iii) sale of 30 percent or more of the combined voting power of Corporation's voting securities; or (iv) the dissolution or liquidation of Corporation (each, a "Transaction"), the Committee will notify Participants in writing of the proposed Transaction (the "Proposal Notice") at least 30 days prior to the effective date of the proposed Transaction. The Committee may, in its sole discretion, and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding Options under the California Plan:

                    (1) The Committee may provide that outstanding  Options will be converted into or replaced by Options for the stock of the surviving or acquiring corporation in the Transaction. The amount and type of securities subject to and the exercise price of the replacement or converted Options will be determined by the Committee and based on the exchange ratio, if any, used in determining shares of the surviving corporation to be issued to holders of shares of Corporation. If there is no exchange ratio in the Transaction, the Committee will, in making its determination, take into account the relative values of the companies involved in the Transaction and such other factors as the Committee deems relevant. Such replacement or converted Options will continue to Vest over the period (and at the same rate) as the Options which the replacement or converted Options replaced, unless determined otherwise by the Committee; or

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


                    (2) The  Committee  may provide a 30-day period prior to the consummation of the Transaction during which all outstanding Options will tentatively become fully Vested, and upon consummation of such Transaction, all outstanding and unexercised Options will immediately terminate. If the Committee elects to provide such 30-day period for the exercise of Options, the Proposal Notice must so state. Participants, by written notice to Corporation, may exercise their Options and, in so exercising the Options, may condition such exercise upon, and provide that such exercise will become effective immediately prior to, the consummation of the Transaction, in which event Participants need not make payment for any Common Stock to be purchased upon exercise of Options until five days after written notice by Corporation to Participants that the Transaction has been consummated (the "Transaction Notice"). If the Transaction is consummated, each Option, to the extent not previously exercised prior to the consummation of the Transaction, will terminate and cease being exercisable as of the effective date of such consummation. If the Transaction is abandoned, (1) all outstanding Options not exercised will continue to be Vested and exercisable, to the extent such Options were Vested and exercisable prior to the date of the Proposal Notice, and (2) to the extent that any Options not exercised prior to such abandonment have become Vested and exercisable solely by operation of this Section 7.3(d)(ii), such Vesting and exercisability will be deemed annulled, and the Vesting and exercisability provisions otherwise in effect will be reinstituted, as of the date of such abandonment.

                    (3) The Committee may provide that outstanding  Options that are not fully Vested will become fully Vested subject to Corporation's right to pay each Participant a cash amount (determined by the Committee and based on the amount, if any, being received by Corporation's shareholders in the Transaction) in exchange for cancellation of the applicable Option.

      Unless the Committee specifically provides otherwise in the change of control provision for a specific Award Agreement, Options will become Vested as of a change in control date only if, or to the extent, such acceleration in Vesting of the Options does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the Code.

      The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Options or some Participants and not for others.

            (e) Payment of Purchase Price and Withholding. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the option price, if any, for Shares or the Participant's federal, state, or local tax withholding obligation with respect to such issuance in whole or in part by any one or more of the following; provided, however, that the availability of any one or more methods of payment may be suspended from time to time if the Committee determines that the use of such payment method would result in adverse financial accounting treatment for Corporation:

            (i) By delivering previously owned Shares;

            (ii) By surrendering other outstanding Vested Options;

            (iii) By reducing the number of Shares issuable pursuant to the Option;

            (iv) Unless specifically prohibited by any applicable statute or rule, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002, by delivering to Corporation a promissory note payable on such terms and over such period as the Committee may determine;

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


            (v) By delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee (subject to the provisions of the Sarbanes-Oxley Act of 2002 and any other applicable statute or rule):

                  (1) To sell Shares subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

                  (2) To pledge  Shares  subject  to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

            (vi) In any combination of the foregoing or in any other form approved by the Committee.

            Shares withheld or surrendered as described above will be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person will be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

                                   ARTICLE 8
                                  MISCELLANEOUS

            8.1 AMENDMENT AND TERMINATION. The Board may amend, suspend, or terminate the California Plan or any portion of the California Plan at any time, provided that no amendment may be made without shareholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange or registered securities association.

            8.2 TAX WITHHOLDING. Corporation has the right to deduct from any settlement of any Option granted under the California Plan any federal, state, or local taxes of any kind required by law to be withheld or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of an Option under the California Plan has the obligation to make arrangements satisfactory to Corporation for the satisfaction of any such tax withholding obligations. Corporation will not be required to make any such payment or distribution under the California Plan until such obligations are satisfied.

            8.3 UNFUNDED PLAN. The California Plan will be unfunded and Corporation will not be required to segregate any assets that may at any time be represented by Options under the California Plan. Any liability of Corporation to any person with respect to any Options under the California Plan will be based solely upon any contractual obligations that may be effected pursuant to the California Plan. No such obligation of Corporation will be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

            8.4 ANNULMENT OF OPTIONS. Any Award Agreement may provide that the grant of an Option is revocable until the Participant becomes entitled to the certificate therefor. In the event the employment (or service as a Non-Employee Director or a Consultant) of a Participant is terminated for cause (as defined below), any Option which is revocable will be annulled as of the date of such termination for cause. For the purpose of this Section 17.4, the term "for cause" has the meaning set forth in the Participant's employment agreement or applicable law, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

            8.5 ENGAGING IN COMPETITION WITH CORPORATION. Any Award Agreement may provide that, if a Participant terminates employment (or service as a Non-Employee Director or a Consultant) with



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

Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Option that is realized or obtained (measured at the date of exercise) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment (or service as a Non-Employee Director or a Consultant) with Corporation.

            8.6 OTHER CORPORATION BENEFIT AND COMPENSATION PROGRAMS. Benefits received by a Participant under an Award Agreement will not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary. Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

            8.7 SECURITIES LAW RESTRICTIONS. No Shares will be issued under the California Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the California Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or registered securities association upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            8.8 ADJUSTMENTS BY THE COMMITTEE. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, the Committee, in its sole discretion, will make such proportionate adjustments to the aggregate number of Shares for which Options in respect thereof may be granted under the California Plan as the Committee deems appropriate to reflect such change. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of, any outstanding Options in the event of a spin-off or other distribution (other than normal cash dividends) of Corporation assets to shareholders.

            8.9 GOVERNING LAW. Except with respect to references to the Code, federal securities laws, or California law, the California Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Maryland.

            8.10 SHAREHOLDER APPROVAL. The adoption of the California Plan and the grant of Options under the California Plan are expressly subject to the approval of the California Plan by Corporation's shareholders holding a majority of Corporation's outstanding Shares.


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